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STOCK PURCHASE AGREEMENT

by and between

SOUTHWESTERN ENERGY COMPANY

and

ATLAS PIPELINE PARTNERS, L.P.

Dated as of May 1, 2006

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TABLE OF CONTENTS

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

1

1.1

Definitions

1

1.2

Rules of Construction

8

ARTICLE II
PURCHASE AND SALE; CLOSING

9

2.1

Purchase and Sale of Shares

9

2.2

Consideration

9

2.3

The Closing

9

ARTICLE III
REPRESENTATIONS AND WARRANTIES RELATING TO SELLER AND NOARK

9

3.1

Organization of Seller

9

3.2

Authorization; Enforceability

9

3.3

No Conflict; Consents

10

3.4

Ownership of Shares

10

3.5

Litigation

10

3.6

Brokers’ Fees

10

3.7

No Material Adverse Effect

11

ARTICLE IV
REPRESENTATIONS AND WARRANTIES RELATING TO SWPL

11

4.1

Organization of SWPL

11

4.2

No Conflict; Consents

11

4.3

Capitalization

12

4.4

Ownership of Partnership Interest

12

4.5

Litigation

12

4.6

SWPL Financial Statement

12

4.7

SWPL Taxes

13

4.8

No Other Business

13

4.9

No Breach or Default

13

4.10

No Employees

13

ARTICLE V
REPRESENTATIONS AND WARRANTIES RELATING TO BUYER

13

5.1

Organization of Buyer

13

5.2

Authorization; Enforceability

14

5.3

No Conflict; Consents

14

5.4

Litigation

14

5.5

Brokers’ Fees

14

5.6

Financial Ability

14

5.7

Securities Law Compliance

14

ARTICLE VI
REPRESENTATIONS AND WARRANTIES RELATING TO NOARK FINANCE

15

6.1

Organization of NOARK Finance

15

6.2

Ownership of Membership Interests

15

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6.3

Litigation; Absence of Certain Changes

15

6.4

NOARK Finance Taxes

15

6.5

NOARK Finance Financial Statements

16

6.6

Contracts

16

6.7

No Other Business

16

6.8

No Actions

16

6.9

No Employees

16

ARTICLE VII
COVENANTS

16

7.1

Conduct of Business

16

7.2

Access

17

7.3

Marks

18

7.4

Books and Records; Access

19

7.5

Director and Officer Indemnification

19

7.6

No Distributions

19

7.7

Conversion into Single-Member Limited Liability Company

20

ARTICLE VIII
TAX MATTERS

20

8.1

Responsibility for Filing Tax Returns and Paying Taxes

20

8.2

Responsibility for Tax Audits and Contests

20

8.3

Tax Sharing Agreements

20

8.4

Tax Refunds

21

8.5

Transfer Taxes

21

8.6

Disputes over Tax Provisions

21

8.7

Tax Treatment

21

ARTICLE IX
CONDITIONS TO CLOSING

21

9.1

Conditions to Obligations of Buyer

21

9.2

Conditions to Obligations of Seller

22

ARTICLE X
INDEMNIFICATION

23

10.1

Survival

23

10.2

Indemnification

24

10.3

Procedures

25

10.4

Waiver of Other Representations

27

10.5

Exclusive Remedy and Release

27

ARTICLE XI
TERMINATION

28

11.1

Termination

28

11.2

Effect of Termination

28

ARTICLE XII
MISCELLANEOUS

29

12.1

Notices

29

12.2

Assignment

30

12.3

Rights of Third Parties

30

12.4

Expenses

30

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12.5

Counterparts

30

12.6

Entire Agreement

30

12.7

Disclosure Schedule

30

12.8

Acknowledgment by Buyer

30

12.9

Amendments

30

12.10

Publicity

31

12.11

Severability

31

12.12

Governing Law; Jurisdiction

31

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LIST OF SCHEDULES

Schedule 1.1(a)

Seller Knowledge

Schedule 1.2(a)

Buyer Knowledge

Schedule 4.6

SWPL Financial Statement

Schedule 4.8

SWPL Contracts

Schedule 6.5

NOARK Finance Financial Statements

Schedule 6.6

NOARK Finance Contracts

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STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, dated as of May 1, 2006 (this “Agreement”), is entered into by and between Southwestern Energy Company, an Arkansas corporation (“Seller”), and Atlas Pipeline Partners, L.P., a Delaware limited partnership (“Buyer”).

RECITALS

WHEREAS, NOARK Pipeline System, Limited Partnership, an Arkansas limited partnership (“NOARK”), owns and operates (a) a FERC-regulated interstate natural gas transmission pipeline system extending from southeast Oklahoma through Arkansas to southeast Missouri known as Ozark Gas Transmission, L.L.C. and (b) various natural gas gathering systems that are not subject to FERC regulation, as well as associated equipment and systems; and

WHEREAS, Southwestern Energy Pipeline Company, an Arkansas corporation (“SWPL”), owns a 25% general partner interest of NOARK; and

WHEREAS, Seller owns all of the issued and outstanding common stock, par value $0.10 per share (the “Shares”) of SWPL; and

WHEREAS, NOARK owns all of the limited liability company membership interests of (the “Membership Interests”) of NOARK Pipeline Finance L.L.C., an Oklahoma limited liability Company (“NOARK Finance”); and

WHEREAS, on the terms and subject to the conditions set forth herein, (i) Seller desires to sell to Buyer the Shares and to acquire from NOARK the Membership Interests, (ii) Buyer desires to purchase from Seller the Shares, and (iii) Buyer and Seller desire that NOARK transfer to Seller the Membership Interests;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION

1.1

Definitions

.  As used herein, the following terms shall have the following meanings:

“Accountants” has the meaning provided such term in Section 8.6.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such specified Person through one or more intermediaries or otherwise.  For the purposes of this definition, “control” means, where used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through

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the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“Agreement” has the meaning provided such term in the preamble to this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the States of Texas and New York and that is not otherwise a federal holiday in the United States.

“Buyer” has the meaning provided such term in the preamble to this Agreement.

“Buyer Indemnified Parties” has the meaning provided such term in Section 10.2(a).

“CERCLA” means the Federal Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C. § 9601 et seq.

“Claim Notice” has the meaning provided such term in Section 10.3(a).

“Closing” has the meaning provided such term in Section 2.3.

“Closing Date” has the meaning provided such term in Section 2.3.

“Company Securities” has the meaning provided such term in Section 4.3(b).

“Confidentiality Agreement” means that certain confidentiality agreement, dated as of April 7, 2006, between Buyer and Seller.

“Constituents of Concern” any substance defined as a hazardous substance, hazardous waste, hazardous material, pollutant or contaminant by any Environmental Law, any petroleum hydrocarbon and any degradation product of a petroleum hydrocarbon, friable asbestos, or PCBs, the handling, storage, treatment or exposure of or to which is subject to regulation under any Environmental Law.

“Contract” means any legally binding agreement, commitment, lease, license, indenture, mortgage or other contract.

“Direct Claim” has the meaning provided such term in Section 10.3(d).

“Disclosure Schedule” means the schedules attached hereto.

“Dollars” and “$” mean the lawful currency of the United States.

“Enogex” has the meaning provided such term in Section 10.2(b).

“Enogex SPA” has the meaning provided such term in Section 10.2(b).

“Environmental Law” means all applicable Laws and environmental Permits of any Governmental Authority relating to the protection of health or the environment, including:  (a) all requirements pertaining to liability for reporting, management, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of a

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Constituent of Concern; and (b) all other limitations, restrictions, conditions, standards, prohibitions, obligations, and timetables contained therein or in any notice or demand letter issued, entered, promulgated or approved thereunder.  The term “Environmental Law” includes, without limitation, CERCLA, the Federal Water Pollution Control Act (which includes the Federal Clean Water Act), the Federal Clean Air Act, the Federal Solid Waste Disposal Act (which includes the Resource Conservation and Recovery Act), the Federal Toxic Substances Control Act, and the Federal Insecticide, Fungicide and Rodenticide Act, each as amended from time to time, any regulations promulgated pursuant thereto, and any state or local counterparts.

“FERC” means the United States Federal Energy Regulatory Commission.

“GAAP” means generally accepted accounting principles of the United States, consistently applied.

“Governmental Authority” means any federal, state, municipal, local or similar governmental authority, regulatory or administrative agency, court or arbitral body.

“Indebtedness for Borrowed Money” means all obligations to any Person for borrowed money, including (a) any obligation to reimburse any bank or other Person in respect of amounts paid or payable under a standby letter of credit or (b) any guaranty with respect to indebtedness for borrowed money of another Person.

“Indemnified Party” has the meaning provided such term in Section 10.3(a).

“Indemnifying Party” has the meaning provided such term in Section 10.3(a).

“Knowledge” means (x) as to Seller, the actual knowledge of those persons listed on Schedule 1.1(a) and (y) as to Buyer, the actual knowledge of those persons listed on Schedule 1.2(a).

“Law” means any applicable statute, writ, law, common law, rule, regulation, ordinance, order, judgment, injunction, award, determination or decree of a Governmental Authority, or any requirement under the common law, in each case as in effect on and as interpreted on the date of this Agreement or on and as of the Closing Date, as applicable, unless the context otherwise clearly requires a different date, in which case on and as of such date.

“Lien(s)” means any charges, pledges, options, mortgages, deeds of trust, hypothecations, encumbrances or security interests.

“Losses” has the meaning provided such term in Section 10.2.

“Management Committee” means the committee that manages NOARK pursuant to the Partnership Agreement and as further defined therein.

“Material Adverse Effect” means, with respect to any Person, any circumstance, change or effect that (a) is materially adverse to the business, operations (including results of operation), assets, liabilities or financial condition of such Person and its Subsidiaries, taken as a whole, or (b) that materially impedes the ability of such Person or any of its Affiliates to complete the

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transactions contemplated herein, but in respect of NOARK and the NOARK Subsidiaries shall exclude for purposes of clause (a) above any circumstance, change or effect resulting or arising from: (i) any change in general economic conditions in the industries or markets in which NOARK or any of the NOARK Subsidiaries operates; (ii) seasonal reductions in revenues and/or earnings of NOARK or any of the NOARK Subsidiaries in the ordinary course of its business and consistent with past performance; (iii) national or international political conditions, including any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack; (iv) changes in Law, GAAP, RAP or the interpretation thereof; or (v) subject to the final sentence of each of Sections 3.3, 4.2 and 6.2, the entry into or announcement of this Agreement or actions contemplated by this Agreement or the consummation of the transactions contemplated hereby.

“Material Contract” means any of the following Contracts:

(i)

except for any intercompany indebtedness that will be cancelled prior to Closing, each Contract creating obligations to any Person for Indebtedness for Borrowed Money, involving an obligation in excess of $250,000;

(ii)

each natural gas transportation and gathering services Contract that individually involves revenues to NOARK Finance in excess of $250,000 for the year-to-date period ended on the July 31, 2005, other than Contracts required to be disclosed pursuant to clause (vi) below;

(iii)

each Contract involving a remaining commitment by NOARK Finance to undertake capital expenditures with respect to its business in excess of $250,000;

(iv)

each Contract for lease of personal property or real property involving aggregate payments in excess of $50,000 in any calendar year ending after the September 21, 2005;

(v)

each employment Contract involving aggregate payments in excess of $50,000 in any calendar year ending after the date hereof, and each Contract providing retention, severance or project bonus payments in excess of $50,000 individually or $100,000 in the aggregate, in each case that have not been paid in full as of September 21, 2005;

(vi)

except for Contracts of the nature described in clause (ii) above, each Material Contract between Enogex Inc. or any of its Affiliates (other than NOARK) on the one hand, and NOARK Finance, on the other hand;

(vii)

each Contract that provides for a limit on the ability of NOARK Finance to compete in any line of business or with any Person or in any geographic area during any period of time after October 31, 2005;

(viii)

each material swap, option, hedge, futures or similar instrument or Contract involving natural gas or other commodity trading;

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(ix)

each Contract (A) that includes an indemnity or other obligation (contingent or otherwise) of NOARK Finance that has not by its terms expired, (B) that grants a an option or preferential purchase right to purchase any material assets, properties or rights, (C) that creates a partnership, joint venture or other arrangement that involves the sharing of profits or expenses (other than the sharing of expenses in connection with natural gas pipeline interconnection agreements) or (D) that is a natural gas pipeline interconnection agreement;

(x)

except for Contracts of the nature described in clauses (i) through (ix) above, each Contract involving aggregate payments by or to NOARK Finance in excess of $250,000 in any calendar year ending after September 21, 2005 that cannot be terminated by NOARK Finance upon 60 days or less notice without payment penalty in excess of $50,000; and

(xi)

each natural gas transportation and gathering services Contract that individually involves revenues in excess of $100,000 that is with a customer that accounts for an aggregate of at least $250,000 for the year-to-date period ended on July 31, 2005, excluding Contracts required to be disclosed pursuant to clause (vi) above.

“Membership Interests” has the meaning provided such term in the recitals to this Agreement.

“NOARK” has the meaning provided such term in the recitals to this Agreement.

“NOARK Finance” has the meaning provided such term in the recitals to this Agreement.

“NOARK Finance Documents” has the meaning provided such term in Section 7.4.

“NOARK Group” means, collectively, NOARK and the NOARK Subsidiaries.

“NOARK Group Documents” means, collectively, all books and records of the NOARK Group that relate to the business or operations of NOARK or the NOARK Subsidiaries on or before the Closing Date.

“NOARK Indenture” means the Indenture, dated as of June 1, 1998, between NOARK Finance and UMB Bank, N.A., successor trustee to The Bank of New York (the “Trustee”).

“NOARK Marks” has the meaning provided such term in Section 7.3.

“NOARK Notes” means the notes in an original aggregate principal amount of $80,000,000 authenticated, issued and delivered pursuant to the NOARK Indenture.

“NOARK Subsidiaries” means, collectively, prior to the Closing, NOARK Finance, Ozark Gas Transmission, L.L.C., an Oklahoma limited liability company, Ozark Gas Gathering and NOARK Energy Services, L.L.C., an Oklahoma limited liability company.  Following the Closing, NOARK Finance shall no longer be one of the NOARK Subsidiaries.

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“Objection Notice” has the meaning provided such term in Section 8.6.

“Omnibus Project Agreement” means the Omnibus Project Agreement by and among Seller, SWPL, Enogex and Enogex Arkansas Pipeline Corporation dated as January 12, 1998.

“Organizational Documents” means any charter, certificate of incorporation, articles of association, partnership agreements, limited liability company agreements, bylaws, operating agreement or similar formation or governing documents and instruments.

“Ozark Gas Gathering” means Ozark Gas Gathering, L.L.C., an Oklahoma limited liability company.

“Parties” means Seller and Buyer.

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of NOARK Pipeline System, Limited Partnership, dated as of January 12, 1998, as amended.

“Partnership Interest” has the meaning provided such term in Section 4.4.

“Pass-Through Representations” has the meaning provided such term in clause (a) of the introduction to Article VI.

“Permits” means authorizations, licenses, permits, franchises, grants, variances, exemptions, consents, approvals, orders or certificates issued by Governmental Authorities; provided, right-of-way agreements and similar approvals are not included in the definition of Permits.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

“Post-Closing Tax Period” means any Tax period (or a portion thereof) that is not a Pre-Closing Tax Period.

“Pre-Closing Tax Period” means any Tax period (or a portion thereof) ending on or before the Closing Date.

“Purchase Price” has the meaning provided such term in Section 2.2.

“RAP” means the regulatory accounting principles set forth in the Uniform System of Accounts prescribed by the FERC.

“Reasonable Efforts” means efforts in accordance with reasonable commercial practice and without the incurrence of material expense.

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“Representatives” means a Person’s directors, officers, employees, agents or advisors (including, without limitation, attorneys, accountants, consultants, bankers, financial advisors and any representatives of those advisors).

“Restricted Information” has the meaning provided such term in Section 7.2(c).

“Retention Period” has the meaning provided such term in Section 7.4(b).

“Seller” has the meaning provided such term in the preamble to this Agreement.

“Seller Indemnified Parties” has the meaning provided such term in Section 10.2(b).

“Seller Marks” has the meaning provided such term in Section 7.3.

“Shares” has the meaning provided such term in the recitals to this Agreement.

“Straddle Period” has the meaning provided such term in Section 8.1.

“Submission” has the meaning provided such term in Section 8.6.

“Submission Deadline” has the meaning provided such term in Section 8.6.

“Subsidiary” means, with respect to any Person, (a) any corporation, of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (b) any limited liability company, partnership, association or other business entity, of which a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes of this definition, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons will be allocated a majority of limited liability company, partnership, association or other business entity gains or losses, or is or controls the managing member or general partner of such limited liability company, partnership, association or other business entity.

“SWPL” has the meaning provided such term in the recitals of this Agreement.

“SWPL Documents” has the meaning provided such term in Section 7.4.

“SWPL Financial Statement” has the meaning provided such term in Section 4.6.

“SWPL Merger” has the meaning provided such term in Section 7.7.

“Tax Authority” means any Governmental Authority or any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax.

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“Tax Returns” means any report, return, election, document, estimated tax filing, declaration or other filing provided to any Governmental Authority including any amendments thereto.

“Taxes” means all taxes, assessments, charges, duties, fees, levies, imposts or other similar charges imposed by a Governmental Authority, including all income, franchise, profits, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, property, excise, severance, windfall profits, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental, alternative minimum, add-on, value-added, withholding and other taxes, assessments, charges, duties, fees, levies, imposts or other similar charges of any kind, and all estimated taxes, deficiency assessments, additions to tax, penalties and interest.

“Third Party Claim” has the meaning provided such term in Section 10.3(a).

“United States” means United States of America.

1.2

Rules of Construction

.

(a)

All article, section, schedule and exhibit references used in this Agreement are to articles and sections of, and schedules and exhibits to, this Agreement unless otherwise specified.  The schedules and exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein for all purposes.

(b)

If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).  Terms defined in the singular have the corresponding meanings in the plural, and vice versa.  Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa.  The term “includes” or “including” shall mean “including without limitation.”  The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular section or article in which such words appear.

(c)

The Parties acknowledge that each Party and its attorney have reviewed this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party, or any similar rule operating against the drafter of an agreement, shall not be applicable to the construction or interpretation of this Agreement.

(d)

The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

(e)

All references to currency herein shall be to, and all payments required hereunder shall be paid in, Dollars.

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(f)

All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP or RAP, as applicable.

ARTICLE II
PURCHASE AND SALE; CLOSING

2.1

Purchase and Sale of Shares

.  At the Closing, upon the terms and subject to the conditions set forth in this Agreement, (a) Seller and Buyer shall cause NOARK to distribute, transfer and convey to Seller, and Seller shall acquire from NOARK, the Membership Interests, free and clear of any Liens other than transfer restrictions imposed thereon by applicable securities Laws, and (b) Seller shall sell, assign, transfer and convey to Buyer, and Buyer shall purchase and acquire from Seller, the Shares free and clear of any Liens other than transfer restrictions imposed thereon by applicable securities Laws.

2.2

Consideration

.  In consideration for the purchase of the Shares contemplated by Section 2.1, (a) Seller and Buyer shall cause NOARK to convey to Seller the Membership Interests and (b) Buyer shall pay to Seller at the Closing, an aggregate of $69,000,000, payable in cash by wire transfer of immediately available funds to an account designated by Seller (the “Purchase Price”).

2.3

The Closing

.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Vinson & Elkins LLP, 1001 Fannin, Houston, Texas, commencing on the third Business Day following the satisfaction or waiver of all conditions to the obligations of the Parties set forth in Article IX or such other date as Buyer and Seller may mutually determine (the date on which the Closing occurs is referred to herein as the “Closing Date”).

ARTICLE III
REPRESENTATIONS AND WARRANTIES RELATING TO SELLER AND NOARK

Except as disclosed in the Disclosure Schedule, Seller hereby represents and warrants to Buyer as follows:

3.1

Organization of Seller

.  Seller is a corporation, duly incorporated, validly existing and in good standing under the laws of Arkansas.

3.2

Authorization; Enforceability

.  Seller has all requisite corporate power and authority to execute and deliver this Agreement and to perform all obligations to be performed by it hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by all requisite corporate action on the part of Seller.  This Agreement has been duly and validly executed and delivered by Seller, and this Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

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3.3

No Conflict; Consents

.  Except as would not reasonably be expected to have a Material Adverse Effect on the ability of Seller to enter into and perform its obligations under this Agreement, the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby by Seller do not and shall not:

(a)

violate any Law applicable to Seller or require any filing with, consent, approval or authorization of, or notice to, any Governmental Authority;

(b)

violate any Organizational Document of Seller;

(c)

require any filing with or permit, consent or approval of, or the giving of any notice to, any Person; or

(d)

(i) breach any Contract to which Seller is a party or by which Seller may be bound, (ii) result in the termination of any such Contract, (iii) result in the creation of any Lien under any Contract or (iv) constitute an event that, after notice or lapse of time or both, would result in any such breach, termination or creation of a Lien.

For purposes of this Section 3.3, Material Adverse Effect shall be determined without giving effect to clause (v) of the exclusions to the definition of Material Adverse Effect.

3.4

Ownership of Shares

.

(a)

Seller owns good and valid title to all of the Shares, and such Shares are lawfully owned of record and beneficially by the Seller, free and clear of any Liens or other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares, subject only to applicable securities Laws).

(b)

The Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment, option, proxy, right of first refusal or understanding, including any Contract restricting or otherwise relating to the voting, dividend rights or disposition of the Shares.

3.5

Litigation

.  As of the date of this Agreement (a) there are no lawsuits or actions before any Governmental Authority pending or, to the Knowledge of Seller, threatened in writing against Seller that would reasonably be expected to have a Material Adverse Effect on the ability of Seller to perform its obligations under this Agreement and (b) there are no orders or unsatisfied judgments from any Governmental Authority binding upon Seller that would reasonably be expected to have a Material Adverse Effect on the ability of Seller to perform its obligations under this Agreement.

3.6

Brokers’ Fees

.  No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Seller or any of its Affiliates.

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3.7

No Material Adverse Effect

.  To the Knowledge of Seller, no development, event or circumstance has occurred or exists that has had, or reasonably could be expected to have, individually or in the aggregate, a Material Adverse Effect on NOARK.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES RELATING TO SWPL

Except as disclosed in the Disclosure Schedule, Seller hereby represents and warrants to Buyer as follows:

4.1

Organization of SWPL

.  SWPL is a corporation, duly incorporated, validly existing and in good standing under the laws of Arkansas and has the requisite corporate power and authority to own or lease its assets and to conduct its business as it is now being conducted.  SWPL is duly licensed or qualified in each jurisdiction in which the ownership or operation of its assets or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified would not reasonably be expected to have a Material Adverse Effect on SWPL.  Seller has made available to Buyer true copies of all existing Organizational Documents of SWPL.  The minute books of SWPL, true and complete copies of which have been made available to Buyer, contain true and correct records of all meetings and other corporate or organizational actions held or taken of its stockholders (or, if applicable, members) and board of directors or similar governing body (including committees thereof).  No meeting of any of any such board or body or such committees has been held for which minutes have not been prepared and are not contained in such minute books.

4.2

No Conflict; Consents

.  Except as would not reasonably be expected to have a Material Adverse Effect on the ability of SWPL to enter into and perform its obligations under this Agreement, the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby by Seller do not and shall not:

(a)

violate any Law applicable to SWPL or require any filing with, consent, approval or authorization of, or notice to, any Governmental Authority;

(b)

violate any Organizational Document of SWPL;

(c)

require any filing with or permit, consent or approval of, or the giving of any notice to, any Person; or

(d)

(i) breach any Contract to which SWPL is a party or by which SWPL may be bound, (ii) result in the termination of any such Contract, (iii) result in the creation of any Lien under any Contract or (iv) constitute an event that, after notice or lapse of time or both, would result in any such breach, termination or creation of a Lien.

For purposes of this Section 4.2, Material Adverse Effect shall be determined without giving effect to clause (v) of the exclusions to the definition of Material Adverse Effect.

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4.3

Capitalization

.

(a)

The Shares constitute all of the issued and outstanding shares of capital stock of SWPL.  The Shares are duly authorized, validly issued, fully paid, nonassessable and are free and clear of any Lien or other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares, subject only to applicable securities Laws) and were not issued in violation of any preemptive or other similar right.

(b)

There are no (i) outstanding shares of capital stock, equity interests or other securities of SWPL other than the Shares, (ii) outstanding securities of SWPL convertible into, exchangeable or exercisable for shares of capital stock, equity interests or other securities of SWPL, (iii) authorized or outstanding options, warrants or other rights to purchase or acquire from SWPL, or obligations of SWPL to issue, any capital stock, equity interests or other securities, including securities convertible into or exchangeable for capital stock or other securities of SWPL or (iv) authorized or outstanding bonds, debentures, notes or other indebtedness that entitles the holders to vote (or convertible or exercisable for or exchangeable into securities that entitle the holders to vote) with holders of shares, units or interests of SWPL on any matter (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as the “Company Securities”).  There are no outstanding obligations of SWPL to repurchase, redeem or otherwise acquire any Company Securities.

(c)

Except for the Partnership Interest described in Section 4.4 and except for any indirect interest in any NOARK Subsidiary, SWPL does not own, directly or indirectly, any capital stock, equity interests or other securities of any Person and does not have any Subsidiaries.

4.4

Ownership of Partnership Interest

.  SWPL has good title to, holds of record and owns beneficially a 25% general partner interest (“Partnership Interest”) in NOARK.  Except as set forth in the Partnership Agreement, SWPL owns the Partnership Interest free and clear of any Liens or other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such interests, subject only to applicable securities Laws).  The Partnership Interest is duly authorized, validly issued, fully paid and nonassessable and was not issued in violation of any preemptive or other similar right.

4.5

Litigation

.  As of the date of this Agreement (a) there are no lawsuits or actions before any Governmental Authority pending or, to the Knowledge of Seller, threatened in writing against SWPL that would reasonably be expected to have a Material Adverse Effect on SWPL or on the ability of Seller to perform its obligations under this Agreement and (b) there are no orders or unsatisfied judgments from any Governmental Authority binding upon SWPL that would reasonably be expected to have a Material Adverse Effect on SWPL or on the ability of Seller to perform its obligations under this Agreement.

4.6

SWPL Financial Statement

.  Schedule 4.6 sets forth a true and complete copy of the unaudited balance sheet of SWPL as of December 31, 2005 (the “SWPL Financial Statement”).  The SWPL Financial Statement has been prepared in accordance with GAAP and

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presents fairly in accordance with GAAP, in all material respects, the financial position of SWPL as of such date, except for normal year-end adjustments and the absence of footnotes.  Except as disclosed on the SWPL Financial Statement or arising pursuant to the Partnership Agreement or Section 15.2 of the Omnibus Project Agreement, SWPL has no obligation or liability of any kind (whether absolute, accrued, contingent or otherwise).

4.7

SWPL Taxes

.  Except as would not reasonably be expected to have a Material Adverse Effect on Buyer, (a) all Tax Returns required to be filed by SWPL have been filed, (b) all Taxes shown as due on such Tax Returns have been paid, (c) there are no Liens on any of the assets of SWPL that arose in connection with any failure to pay any Tax, (d) there is no claim pending by any Governmental Authority in connection with any Tax, (e) no Tax Returns relating to SWPL are under audit or examination by any Governmental Authority, (f) there are no agreements or waivers currently in effect that provide for an extension of time with respect to the filing of any Tax Return or the assessment or collection of any Tax, (g) to the Knowledge of Seller, no written claim has been made by any Governmental Authority in a jurisdiction where SWPL does not file a Tax Return that it is or may be subject to taxation in that jurisdiction, (h) SWPL is not a party to any Tax allocation or sharing arrangement, and (i) SWPL has no liability for the Taxes of any Person under Treas. Reg. section 1.1502-6 (or any similar provision of state, local or foreign Law) as a transferee or successor, by contract or otherwise.

4.8

No Other Business

.  Except as contemplated by this Agreement, SWPL (a) has not engaged in any business or other activity since the date of its incorporation, other than (w) subsequent to January 12, 1998, its ownership of the Partnership Interest, (x) prior to January 12, 1998, its operation of NOARK, (y) its participation in NOARK Gas Services Company, an informal general partnership and the filing of the Certificate of Limited Partnership and the Certificate of Cancellation for NOARK Gas Services Company, Limited Partnership and (z) its ownership of Arkansas Western Pipeline Company and Arkansas Western Pipeline L.L.C. (which were merged and contributed to NOARK pursuant to the Omnibus Project Agreement), (b) is not a party to or bound by any Contracts other than (i) as a general partner of NOARK acting together with the other general partners, (ii) Contracts with respect to which all performance and payment obligations have been fully performed or otherwise discharged by all parties thereto or (iii) those Contracts set forth on Schedule 4.8 hereto, and (c) has not taken any action as a general partner of NOARK independent of the other general partner that is binding on NOARK or creates any liability or obligation of NOARK.

4.9

No Breach or Default

.  SWPL is not in material breach of or in default under any of the Contracts set forth on Schedule 4.8.

4.10

No Employees

.  SWPL does not have any employees.

ARTICLE V
REPRESENTATIONS AND WARRANTIES RELATING TO BUYER

Buyer hereby represents and warrants to Seller as follows:

5.1

Organization of Buyer

.  Buyer is a limited partnership, formed, validly existing and in good standing under the laws of Delaware.

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5.2

Authorization; Enforceability

.  Buyer has all requisite partnership power and authority to execute and deliver this Agreement and to perform all obligations to be performed by it hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by Buyer, and no other partnership proceeding on the part of Buyer is necessary to authorize this Agreement.  This Agreement has been duly and validly executed and delivered by Buyer, and this Agreement constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

5.3

No Conflict; Consents

.  Except as would not reasonably be expected to have a Material Adverse Effect on the ability of Buyer to enter into and perform its obligations under this Agreement, the execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby by Buyer do not and shall not:

(a)

violate any Law applicable to Buyer or require any filing with, consent, approval or authorization of, or, notice to, any Governmental Authority;

(b)

violate any Organizational Document of Buyer; or

(c)

require any filing with or permit, consent or approval of, or the giving of any notice to, any Person.

5.4

Litigation

.  As of the date of this Agreement (a) there are no lawsuits or actions before any Governmental Authority pending or threatened in writing against Buyer that would reasonably be expected to have a Material Adverse Effect on the ability of Buyer to perform its obligations under this Agreement and (b) there are no orders or unsatisfied judgments from any Governmental Authority binding upon Buyer that would reasonably be expected to have a Material Adverse Effect on the ability of Buyer to perform its obligations under this Agreement.

5.5

Brokers’ Fees

.  No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Buyer or any of its Affiliates.

5.6

Financial Ability

.  Buyer has sufficient cash on hand or available through existing revolving credit arrangements (upon delivery of customary closing certificates, legal opinions and similar documents) to fund the consummation of the transactions contemplated by this Agreement and satisfy all other costs and expenses arising in connection therewith.

5.7

Securities Law Compliance

.  Buyer (a) is acquiring the Shares for its own account and not with a view to distribution, (b) has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the merits and risk of an investment in the Shares and is able financially to bear the risks thereof, and (c) understands that the Shares will, upon purchase, be characterized as “restricted securities” under state and federal securities laws and that under such laws and applicable regulations the Shares may be resold without registration under such laws only in certain limited circumstances.

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ARTICLE VI
REPRESENTATIONS AND WARRANTIES RELATING TO NOARK FINANCE

Except as disclosed in the Disclosure Schedule, Buyer hereby represents and warrants to Seller that (a) the representations set forth in Sections 6.1, 6.2, 6.3, 6.4, 6.6 and 6.9 (including the representation and warranty of Buyer in this clause (a), the “Pass-Through Representations”) were true and correct in all material respects as of October 31, 2005 (such representation and warranty by Buyer being subject to the limitations set forth in Section 10.2(b)(y)); and (b) the representations set forth in Sections 6.5, 6.7 and 6.8 are true and correct in all material respects as of the date hereof:

6.1

Organization of NOARK Finance

.  NOARK Finance is a limited liability company, duly formed, validly existing and in good standing under the laws of Oklahoma and has the requisite limited liability company power and authority to own or lease its assets and to conduct its business as it is now being conducted.

6.2

Ownership of Membership Interests

.  NOARK has good title to, holds of record and owns beneficially 100% of the membership interests in NOARK Finance and is the sole member of NOARK Finance.  NOARK owns the Membership Interests free and clear of any Liens or other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such interests, subject only to applicable securities Laws).  The Membership Interests are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or other similar right.  NOARK Finance does not have any Subsidiaries.

6.3

Litigation; Absence of Certain Changes

.  There are no lawsuits or actions before any Governmental Authority pending or, to the Knowledge of Buyer, threatened in writing against NOARK Finance that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on NOARK Finance.  Since July 31, 2005, the business of NOARK Finance has been conducted, in all material respects, only in the ordinary course consistent with past practice.

6.4

NOARK Finance Taxes

.  Except as would not reasonably be expected to have a Material Adverse Effect on NOARK Finance, (a) all Tax Returns required to be filed by NOARK Finance have been filed, (b) all Taxes shown as due on such Tax Returns have been paid, (c) there are no Liens on any of the assets of NOARK Finance that arose in connection with any failure to pay any Tax, (d) there is no claim pending by any Governmental Authority in connection with any Tax, (e) no Tax Returns are under audit or examination by any Governmental Authority, (f) there are no agreements or waivers currently in effect that provide for an extension of time with respect to the filing of any Tax Return or the assessment or collection of any Tax, (g) to the Knowledge of Buyer, no written claim has been made by any Governmental Authority in a jurisdiction where NOARK Finance does not file a Tax Return that it is or may be subject to taxation in that jurisdiction, (h) NOARK Finance is a disregarded entity for federal income tax purposes and (i) NOARK Finance has collected or withheld and paid over to the appropriate Tax Authority all Taxes it was required to collect or withhold.

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6.5

NOARK Finance Financial Statements

.  Schedule 6.5 sets forth a true and complete copy of the annual consolidated financial statements of NOARK Finance as of December 31, 2005, prepared in accordance with GAAP and present fairly in accordance with GAAP and the FERC uniform system of accounts, as applicable, except as noted therein, with notes thereto and a report thereon by Grant Thornton, LLP.

6.6

Contracts

.  i) NOARK Finance is not a party to or bound by any Material Contracts other than those set forth on Schedule 6.6 hereto.

(b)

(i) Each Material Contract (other than such Material Contracts with respect to which all performance and payment obligations have been fully performed or otherwise discharged by all parties thereto prior to October 31, 2005), (A) is in full force and effect and (B) represents the legal, valid and binding obligation of NOARK Finance and, to the Knowledge of Buyer, represents the legal, valid and binding obligation of the other parties thereto, in each case enforceable in accordance with its terms and (ii) neither NOARK Finance nor, to the Knowledge of Buyer, any other party is in material breach of any Material Contract, and NOARK Finance has not received any written or, to the Knowledge of Buyer, oral notice of termination or breach of any Material Contract.

6.7

No Other Business

.  Since October 31, 2005, NOARK Finance has not (a) engaged in any business or other activity other than acting as the issuer of the NOARK Notes and performing its obligations relating thereto or (b) entered into any Contract.

6.8

No Actions

.  (a) To the Knowledge of Buyer, as of the closing under the Enogex SPA, there existed no development, event or circumstance causing any of the Pass-Through Representations not to be true and correct in all material respects as of such closing, (b) since October 31, 2005, to the Knowledge of Buyer, no development, event or circumstance has occurred or exists, the effect of which is to cause any of the Pass-Through Representations not to be true and correct in all material respects as of the date hereof, and (c) since October 31, 2006, neither NOARK nor NOARK Finance has taken any action, the effect of which is to cause any of the Pass-Through Representations not to be true and correct in all material respects as of the date hereof.

6.9

No Employees

.  NOARK Finance does not have and has never had any employees.

ARTICLE VII
COVENANTS

7.1

Conduct of Business

.  From the date of this Agreement through the Closing, Seller and Buyer shall cause NOARK and the NOARK Subsidiaries to operate their respective businesses in the ordinary course of business consistent with past practice and, without limiting the generality or effect of the foregoing, (a) Seller and Buyer (i) will use their Reasonable Efforts to cause each of the members of the NOARK Group to preserve intact its business and its relationships with customers, suppliers and others having business relationships with the NOARK Group, in each case in all material respects, and (ii) will cause NOARK to take all actions necessary to effect the transactions contemplated by this Agreement, (b) Seller will not

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enter into any Contract, incur any obligation or liability, or take any other action, in its capacity as a general partner of NOARK, other than, with the approval of Buyer, amending and restating NOARK Finance’s operating agreement in order to permit the transfer of the Membership Interests, and (c) Buyer will cause Atlas Arkansas Pipeline LLC not to enter into any Contract, incur any liability, or take any other action, in its capacity as a general partner of NOARK, that would be binding on NOARK Finance other than, with the approval of Seller, amending and restating NOARK Finance’s operating agreement in order to permit the transfer of the Membership Interests.

7.2

Access

.

(a)

From the date hereof through the Closing, each Party shall afford to the other Party and its authorized Representatives reasonable access, during normal business hours and in such manner as not to unreasonably interfere with normal operation of the business, to the properties, books, contracts and records of SWPL or NOARK Finance, as the case may be, and shall furnish such authorized Representatives with all financial and operating data and other information concerning the affairs of SWPL or NOARK Finance, as the case may be, as such Party and such Representatives may reasonably request.  Each Party providing access shall have the right to have a Representative present at all times during any such inspections, interviews and examinations.  Additionally, each party provided access shall hold in confidence all such information on the terms and subject to the conditions contained in the Confidentiality Agreement

(b)

Buyer shall indemnify the Seller Indemnified Parties and their Representatives, and save them harmless, effective as and from the date hereof, from and against any claims, demands, actions, causes of action, damages, losses, costs, liabilities, or expenses that they or any of them may suffer or incur, or that may be made or brought against any of them, as a result of, in respect of, or arising out of any injury to the person or property of Buyer or its Representatives as a result of, or in connection with any site visits or inspections of the assets or properties of any Seller Indemnified Party.  THE INDEMNIFICATION PROVISIONS IN THIS SECTION 7.2 SHALL BE ENFORCEABLE REGARDLESS OF WHETHER ANY PERSON (INCLUDING THE PERSON FROM WHOM INDEMNIFICATION IS SOUGHT) ALLEGES OR PROVES THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF THE PERSON SEEKING INDEMNIFICATION OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED UPON THE PERSON SEEKING INDEMNIFICATION.

(c)

From and after the Closing Date, each Party shall, and shall cause its Affiliates and its and their respective Representatives to, keep confidential and not disclose all information relating to the other Party, its Subsidiaries and Affiliates (for the avoidance of doubt, for purposes of this provision, (x) SWPL is an Affiliate of Buyer and not Seller, and (y) NOARK Finance is an Affiliate of Seller and not Buyer) or any of their respective businesses or assets (the “Restricted Information”).  The obligation to keep such Restricted Information confidential shall continue indefinitely from the Closing Date and shall not apply to any information that (i) is in the public domain, (ii) is published or otherwise becomes part of the public domain through no fault of the Person

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possessing Restricted Information concerning the other Party, any of its Affiliates or any of their respective Representatives or (iii) becomes available to the Person possessing Restricted Information concerning the other Party, any of its Affiliates or any of their respective Representatives on a non-confidential basis from a source that did not acquire such information (directly or indirectly) from either Party or any of their respective Affiliates or Representatives on a confidential basis.  Notwithstanding the foregoing, a Party (and its Affiliates) may make disclosures required by Law and in connection with disputes hereunder or other legal proceedings; provided, however, that such Party (or its Affiliate), to the extent practicable, shall provide the other Party with prompt notice thereof so that the other Party may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 7.2(c).  In the event that such protective order or other remedy is not obtained or the other Party waives compliance with the provisions of this Section 7.2(c), the disclosing Party shall or shall cause the Person required to disclose such Restricted Information to furnish only that portion of the information that such Person is legally required, and, to the extent practicable, the disclosing party shall exercise its Reasonable Efforts to obtain reliable assurance that confidential treatment is accorded the Restricted Information so furnished.

7.3

Marks

.

(a)

Buyer shall obtain no right, title, interest, license or any other right whatsoever to use the word “Southwestern Energy,” “Southwestern Energy Pipeline Company” or “SWPL” or any trademarks containing or comprising the foregoing, or any trademark confusingly similar thereto or dilutive thereof (collectively, the “Seller Marks”).  From and after the Closing, Buyer agrees that it shall (i) cause SWPL to change its name, and will cease to use the name “Southwestern Energy Pipeline Company” or any other name used by SWPL or any derivative or abbreviation thereof in any manner, or any name similar to any of the foregoing names, (ii) cause SWPL and NOARK to cease using the Seller Marks in any manner, directly or indirectly, and (iii) remove, strike over or otherwise obliterate all Seller Marks from all assets and all other materials owned, possessed or used by the NOARK Group.

(b)

Seller shall obtain no right, title, interest, license or any other right whatsoever to use the word “NOARK” or any trademarks containing or comprising the foregoing, or any trademark confusingly similar thereto or dilutive thereof (collectively, the “NOARK Marks”).  From and after the Closing, Seller agrees that it shall (a) cause NOARK Finance to change its name, and will cease to use the name “NOARK” or any other name used by NOARK or any derivative or abbreviation thereof in any manner, or any name similar to any of the foregoing names, (b) cause NOARK Finance to cease using the NOARK Marks in any manner, directly or indirectly, and (c) remove, strike over or otherwise obliterate all NOARK Marks from all assets and all other materials owned, possessed or used by NOARK Finance or Seller or its Affiliates.

(c)

The Parties agree, because damages would be an inadequate remedy, that a Party seeking to enforce this Section 7.3 shall be entitled to seek specific performance and injunctive relief as remedies for any breach thereof in addition to other remedies

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available at law or in equity.  This covenant shall survive indefinitely without limitation as to time.

7.4

Books and Records; Access

.  From and after the Closing:

(a)

Seller and its respective Affiliates shall deliver to Buyer at Closing all NOARK Group Documents in its possession, if any, but Seller may retain a copy of any or all NOARK Group Documents.  Buyer shall deliver to Seller at Closing all books and records in its possession relating to the business or operations of NOARK Finance on or before the Closing Date (the “NOARK Finance Documents”), but Buyer may retain a copy of any or all of the NOARK Finance Documents.  Seller shall deliver to Buyer at Closing all books and records in possession that relate to the business or operations of SWPL (the “SWPL Documents”), but Seller may retain a copy of any or all of such SWPL Documents.

(b)

Buyer shall preserve and keep a copy of the NOARK Group Documents that are or come into Buyer’s possession, and Seller shall preserve and keep a copy of the SWPL Documents and NOARK Finance Documents that are or come into Seller’s possession, for a period of at least seven years after the Closing Date (the “Retention Period”).  After the expiration of the Retention Period, before Buyer shall dispose of any NOARK Group Documents or Seller shall dispose of any SWPL Documents or NOARK Finance Documents, as applicable, it shall give the other Party at least 90 days’ prior notice to such effect, and the other Party shall be given an opportunity, at its cost and expense, to remove and retain all or any such documents as it may select.  Each Party shall provide to the other Party, at no cost or expense to the other Party, full access to the applicable documents as remain in its possession and full access to its properties and employees in connection with matters relating to the business or operations of SWPL, NOARK Finance or the NOARK Group, as applicable, on or before the Closing Date and any disputes relating to this Agreement.

7.5

Director and Officer Indemnification

.  For a period of not less than six years after the Closing Date, Buyer shall cause the Organizational Documents of SWPL and NOARK, and Seller shall cause the Organizational Documents of NOARK Finance, to continue to include the same provisions concerning the exculpation, indemnification, advancement of expenses to and holding harmless of, all past and present employees, officers, agents and directors of such entity for acts or omissions occurring at or prior to the Closing as are contained in such documents as of the date of execution of this Agreement, and Buyer shall cause SWPL and NOARK to jointly and severally honor, and Seller shall cause NOARK Finance to honor, all such provisions, including making any indemnification payments and expense advancements thereunder.  If any indemnifiable claim is asserted or made within such six-year period, all rights to indemnification and advancement of expenses in respect of such claim shall continue to the extent currently permitted under the relevant entity’s Organizational Documents until such claim is disposed of or all orders in connection with such claim are fully satisfied.

7.6

No Distributions

.  Seller acknowledges and agrees that notwithstanding any provision of the Partnership Agreement or SWPL’s Organizational Documents to the contrary, Seller shall not be entitled to any distribution, dividend or other payment on account of SWPL’s

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ownership of the Partnership Interests or Seller’s ownership of the Shares for any period prior to, on or after the Closing Date, except for any such distributions, dividends or other payments that have been made prior to the date hereof.

7.7

Conversion into Single-Member Limited Liability Company

.  At least one Business Day prior to the Closing, SWPL shall be merged with and into an Arkansas single-member limited liability company (the “Ark. LLC”) pursuant to state law (the “SWPL Merger”) and all formation and merger documents and instruments shall be in form and substance mutually satisfactory to Seller and Buyer in their respective reasonable judgments; provided, however, that such documents shall provide that the Ark. LLC’s name shall be “Mid-Continent Arkansas Pipeline, LLC” or, if such name is not available, another name designated by Buyer at least five Business Days prior to the Closing Date that is consistent with the provisions of Section 7.4; provided further that if Buyer fails to timely designate the name for the Ark. LLC, then Seller may choose a name that complies with the provisions of Section 7.4.  Upon the merger of SWPL with and into the Ark. LLC and thereafter, neither Seller nor any of its Affiliates will make an election or take any action resulting in the Ark. LLC being treated as anything other than an entity disregarded from its owner for federal income tax purposes, and Seller and its Affiliates will file all federal income Tax Returns in a manner consistent with such disregarded entity status.  All references in this Agreement to SWPL and the Shares shall thereafter refer to the Ark. LLC and to 100% of the membership interests in the Ark. LLC, respectively.

ARTICLE VIII
TAX MATTERS

8.1

Responsibility for Filing Tax Returns and Paying Taxes

.  Seller shall file all Tax Returns required to be filed by or with respect to SWPL for Pre-Closing Tax Periods.  Without limiting the generality of the foregoing, Seller shall cause SWPL’s federal taxable income for all Pre-Closing Tax Periods to be included on the consolidated federal income Tax Returns that includes Seller and Seller shall be responsible for all Taxes attributable to such income.  Liability for Taxes for any Tax period that includes but does not end on the Closing Date (a “Straddle Period”) shall be apportioned on a closing of the books basis.  Buyer and Seller shall each provide the other with all information reasonably necessary to prepare Tax returns in accordance with this Section 8.1.

8.2

Responsibility for Tax Audits and Contests

.  Seller shall control any audit or contest relating the Tax liability of SWPL with respect to a Pre-Closing Tax Period and Buyer shall control any other audit or contest.  Neither Buyer nor Seller shall settle any audit or contest in a way that would adversely affect the other Party without the other Party’s written consent, which the other Party shall not unreasonably withhold.  Buyer and Seller shall each provide the other with all information reasonably necessary to conduct an audit or contest with respect to Taxes.

8.3

Tax Sharing Agreements

.  Any Tax sharing agreement between Seller and SWPL, Buyer, NOARK Finance and/or the NOARK Group shall be terminated as of the Closing Date and shall have no further effect with respect to any Pre-Closing Tax Period or Post-Closing Tax Period.

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8.4

Tax Refunds

.  Seller shall be entitled to any refund of Taxes paid with respect to a Pre-Closing Tax Period.  Buyer shall be entitled to any refund of Taxes paid with respect to a Post-Closing Tax Period.  Refunds for a Straddle Period shall be apportioned based on the Taxes that were paid by or on behalf of Buyer or Seller.  If a Party receives a refund to which the other Party is entitled, the Party receiving the refund shall pay it to the Party entitled to the refund within two Business Days after receipt.

8.5

Transfer Taxes

.  Buyer shall be responsible for and indemnify Seller against any state or local transfer, sales, use, stamp, registration or other similar Taxes resulting from the conveyance of the Shares, and Seller shall be responsible for and indemnify Buyer against any state or local transfer, sales, use, stamp, registration or other similar Taxes resulting from the conveyance of the Membership Interests.

8.6

Disputes over Tax Provisions

.  If the Parties are unable to resolve any disagreement between them with respect to the application of this Article VIII, then each Party shall deliver simultaneously to KPMG LLP (or if such firm is unwilling or unable to serve, another nationally recognized accounting firm mutually agreed on by the Parties; the accounting firm ultimately chosen, the “Accountants”)) a notice setting forth in reasonable detail the particulars of such disagreement (“Objection Notice”) and the applicable Tax Return (each a “Submission”) within five days of retaining the Accountants (the “Submission Deadline”).  The Parties shall instruct the Accountants to (a) determine whether Buyer’s Submission or the Seller’s Submission is most accurate (i.e., the Accountants will only have authority to select one of the two Submissions), and (b) to deliver its written determination of the selected Submission to Seller and Buyer no later than the 20th day after the Submission Deadline.  The fees and disbursements of the Accountants shall be paid by the party whose Submission is not selected by the Accountants.  The determination of the Accountant shall be final, binding and conclusive for all purposes hereunder.

8.7

Tax Treatment

.  Buyer and Seller agree that, for U.S. federal income tax purposes, they intend for the transfer of the Membership Interests to Seller to be treated as a capital contribution by Seller to NOARK of the outstanding principal amount of the NOARK Notes, and they shall not take any position on any Tax Return inconsistent with such treatment, except as otherwise required by Law.

ARTICLE IX
CONDITIONS TO CLOSING

9.1

Conditions to Obligations of Buyer

.  The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by Buyer:

(a)

Representations, Warranties and Covenants of Seller.  (i) Each of the representations and warranties of Seller made in this Agreement will be true and correct as of the date of this Agreement and as of the Closing (as if made anew at and as of the Closing), except where the breach of a representation or warranty (individually or when aggregated with any other breaches of representations and warranties) would not reasonably be expected to have a Material Adverse Effect; (ii) Seller shall have

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performed or complied in all material respects with all of the covenants and agreements required by this Agreement to be performed or complied with by Seller on or before the Closing; and (iii) Seller shall have delivered to Buyer a certificate, dated the Closing Date, certifying that the conditions specified in this Section 9.1(a) have been fulfilled;

(b)

SWPL Merger and Assignment of Membership Interests.  The SWPL Merger shall have been effected and Seller shall have delivered to Buyer an assignment of membership interests reasonably acceptable to Buyer and duly executed by Seller;

(c)

Resignations of Officers and Directors.  The resignations (or evidence of removal) of each officer or director of SWPL, and each member of the Management Committee of NOARK designated by SWPL, in each case effective as of the Closing;

(d)

Cancellation of Intercompany Notes.  All intercompany notes between NOARK and NOARK Finance shall have been cancelled;

(e)

Other Deliveries.  Seller shall have delivered such other certificates, instruments of conveyance, and documents as may be reasonably requested by Buyer and agreed to by Seller prior to the Closing Date to carry out the intent and purposes of this Agreement;

(f)

No Injunction.  No provision of any applicable Law and no order will be in effect that will prohibit or restrict the consummation of the Closing; and

(g)

No Proceedings.  No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing or seeking Losses from Buyer incident to this Agreement or the transactions contemplated hereby, will have been instituted by any Person before any Governmental Authority and be pending.

9.2

Conditions to Obligations of Seller

.  The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by Seller:

(a)

Representations, Warranties and Covenants of Buyer.  (i) Each of the representations and warranties of Buyer made in this Agreement will be true and correct in all respects as of the date of this Agreement and as of the Closing (as if made anew at and as of the Closing), except where the accuracy of a representation or warranty  (individually or when aggregated with any other breaches of representations and warranties) would not reasonably be expected to have a Material Adverse Effect; (ii) Buyer shall have performed or complied in all material respects with all of the covenants and agreements required by this Agreement to be performed or complied with by Buyer on or before the Closing; and (iii) Buyer shall have delivered to Seller a certificate, dated the Closing Date, certifying that the conditions specified in this Section 9.2(a) have been fulfilled;

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(b)

Assignment of Membership Interests.  Buyer shall have delivered to Seller an assignment of the Membership Interests reasonably acceptable to Seller and duly executed by Buyer;

(c)

Resignations of Officers, Director and Managing Members.  The resignations (or evidence of removal) of each officer, director or managing member of NOARK Finance effective as of the Closing;

(d)

Closing Purchase Price.  Buyer shall have delivered the Closing Purchase Price pursuant to Section 2.2;

(e)

Other Deliveries.  Buyer shall have delivered such other certificates, instruments, and documents as may be reasonably requested by Seller and agreed to by Buyer prior to the Closing Date to carry out the intent and purposes of this Agreement;

(f)

No Injunction.  No provision of any applicable Law and no order will be in effect that will prohibit or restrict the consummation of the Closing; and

(g)

No Proceedings.  No proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing or seeking Losses from Seller incident to this Agreement or the transactions contemplated hereby, will have been instituted by any Person before any Governmental Authority and be pending.

ARTICLE X
INDEMNIFICATION

10.1

Survival

.  The representations and warranties in this Agreement and all covenants contained in this Agreement shall survive the Closing until 12 months after the Closing Date, except that (a) the representations and warranties in Section 3.1 (Organization of Seller), Section 3.6 (Brokers’ Fees), Section 5.1 (Organization of Buyer), and Section 5.5 (Brokers’ Fees) shall survive until the fifth anniversary of the Closing Date; (b) the representations and warranties in Section 3.2 (Authorization; Enforceability), Section 3.4 (Ownership of Shares), Section 4.1 (Organization of SWPL), Section 4.3 (Capitalization), Section 4.4 (Ownership of Partnership Interest), Section 4.8 (No Other Business), Section 4.9 (No Breach or Default), Section 5.2 (Authorization; Enforceability), Section 6.1 (Organization of NOARK Finance), Section 6.2 (Ownership of Membership Interests), Section 6.7 (No Other Business) and Section 6.8 (No Action) shall survive indefinitely; (c) the representations and warranties in Section 4.7 (SWPL Taxes) and Section 6.4 (NOARK Finance Taxes) shall survive until 30 days after the expiration of the applicable statute of limitations, (d) the representations in Sections 6.3, 6.6 and 6.9 shall survive until October 31, 2006; and (e) the representations and warranties and certifications contained in the certificates delivered under Section 9.1(a) and Section 9.2(a) will survive for the same duration that the representations and warranties to which they are applicable survive.  Notwithstanding the preceding sentence, any representation or warranty in respect of which indemnity may be sought under this Agreement will survive the time at which it would otherwise terminate pursuant to the preceding sentence if written notice of the inaccuracy or breach thereof giving rise to such right of indemnity has been given to the Party against whom such

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indemnification may be sought prior to such time; provided that such right of indemnity shall continue to survive and shall remain a basis for indemnification hereunder only until the related claim for indemnification is resolved or disposed of in accordance with the terms of this Article X.

10.2

Indemnification

.

(a)

From and after the Closing, Seller will indemnify, defend and hold harmless Buyer and its officers, members, directors, employees and Affiliates (the “Buyer Indemnified Parties”) against any and all liabilities, damages, losses, costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses) (“Losses”) incurred or suffered as a result of, relating to or arising out of (i) any failure of any representation or warranty made by Seller in this Agreement or any closing certificate delivered pursuant to Section 9.1(a) to be true and correct as of the Closing (as if made anew at and as of the Closing); provided, however, that for purposes of determining under this Section 10.2 whether a representation or warranty is true and correct and the amount of Losses incurred or suffered, any reference to “materiality” or “Material Adverse Effect” in such representation or warranty shall be disregarded, (ii) the breach of any covenant or agreement made or to be performed by Seller pursuant to this Agreement, (iii) the operation of the business of NOARK Finance following the Closing, (iv) the portion of the NOARK Notes guaranteed by the Seller or its Affiliate, and (v) the indemnity by SWPL set forth in Section 15.2 of the Omnibus Project Agreement.  Notwithstanding anything herein to the contrary, Seller will not be liable under Section 10.2(a)(i) (x) except to the extent the aggregate amount of Losses exceeds $875,000 or (y) for Losses in excess of 20% of the Purchase Price; provided, however, that the limitation in clause (x) shall not apply to any breach of representation or warranty set forth in Section 3.6, and the limitation in clause (y) shall not apply to any breach of representation or warranty set forth in Section 3.1, 3.2, 3.4, 3.6, 4.1, 4.3, 4.4, 4.6 or 4.7.

(b)

From and after the Closing, Buyer will indemnify, defend and hold harmless Seller and its officers, members, directors, employees and Affiliates (the “Seller Indemnified Parties”) against any and all Losses incurred or suffered as a result of, relating to or arising out of (i) the failure of any of the Pass-Through Representations to be true and correct as of October 31, 2005; (ii) any failure of any representation or warranty (other than the Pass-Through Representations) made by Buyer in this Agreement or any closing certificate delivered pursuant to Section 9.2(a) to be true and correct as of the Closing (as if made anew at and as of the Closing), (iii) the breach of any covenant or agreement made or to be performed by Buyer pursuant to this Agreement, (iv) the operation of the business of the NOARK Group since October 31, 2005, including, without limitation, any involvement whatsoever by NOARK or the NOARK Subsidiaries in any well-head measurement cases arising after such date or with respect to which any member of the NOARK Group becomes subject after such date and (v) the operation of the business of SWPL following the Closing.  Notwithstanding anything herein to the contrary, (x) Buyer will not be liable under Section 10.2(b)(ii) (A) except to the extent the aggregate amount of Losses exceeds $875,000 or (B) for Losses in excess of 20% of the Purchase Price; provided, however, that the limitation in clause (A) shall not apply to any breach of representation or warranty set forth in Sections 5.5 or 6.7, and

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the limitation in clause (B) shall not apply to any breach of representation or warranty set forth in Section 5.1, 5.2, 5.5, or 6.7 and (y) Buyer shall only be liable under Section 10.2(b)(i) to the extent it recovers amounts attributable to a breach of the Pass-Through Representations from Enogex, Inc. (“Enogex”) under the Stock Purchase Agreement dated as of September 21, 2005 (the “Enogex SPA”); provided, however, that Buyer shall be obligated hereunder to assert under the Enogex SPA, on its own behalf, any claims of Seller under Section 10.2(b)(i) in accordance with the following procedures: (A) Seller must provide notice to Buyer of such breach at least five (5) Business Days prior to the expiration of the applicable survival period under Section 10.1, (B) Buyer shall in good faith and in full cooperation with Seller, utilizing counsel reasonably satisfactory to both Buyer and Seller, pursue a claim against Enogex under the Enogex SPA mirroring Seller’s claim hereunder at Seller’s sole cost and expense (or, if Buyer has additional claims against Enogex under the Enogex SPA, such costs and expenses shall be split between Seller and Buyer on a pro rata basis in accordance with the amounts of the respective claims), (C) if Buyer has multiple claims against Enogex under the Enogex SPA, the deductible and cap amounts set forth in the Enogex SPA shall be allocated among the claims pro rata based on the amounts for which Enogex is found liable with respect to each claim; and (D) any settlement shall be subject to the reasonable approval of both Parties, and the proceeds of any such settlement shall be allocated between the Parties in good faith.

(c)

THE INDEMNIFICATION PROVISIONS IN THIS ARTICLE X SHALL BE ENFORCEABLE REGARDLESS OF WHETHER ANY PERSON (INCLUDING THE PERSON FROM WHOM INDEMNIFICATION IS SOUGHT) ALLEGES OR PROVES THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF THE PERSON SEEKING INDEMNIFICATION OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED UPON THE PERSON SEEKING INDEMNIFICATION.

10.3

Procedures

.  Claims for indemnification under this Agreement shall be asserted and resolved as follows:

(a)

If any Person who or which is entitled to seek indemnification under Section 10.2 (an “Indemnified Party”) receives notice of the assertion or commencement of any claim asserted against an Indemnified Party by a third party (“Third Party Claim”) in respect of any matter that is subject to indemnification under Section 10.2, the Indemnified Party shall promptly (i) notify the party against whom indemnification is sought (the “Indemnifying Party”) of the Third Party Claim and (ii) transmit to the Indemnifying Party a written notice (“Claim Notice”) describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), the Indemnified Party’s best estimate of the amount of Losses attributable to the Third Party Claim and the basis of the Indemnified Party’s request for indemnification under this Agreement.  Failure to timely provide such Claim Notice shall not affect the right of the Indemnified Party’s indemnification hereunder, except to the extent the Indemnifying Party is prejudiced by such delay or omission.

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(b)

The Indemnifying Party shall have the right to defend the Indemnified Party against such Third Party Claim.  If the Indemnifying Party notifies the Indemnified Party that the Indemnifying Party elects to assume the defense of the Third Party Claim (such election to be without prejudice to the right of the Indemnified Party to dispute whether such claim is an identifiable Loss under this Article X), then the Indemnifying Party shall have the right to defend such Third Party Claim with counsel selected by the Indemnifying Party (who shall be reasonably satisfactory to the Indemnified Party), by all appropriate proceedings, to a final conclusion or settlement at the discretion of the Indemnifying Party in accordance with this Section 10.3(b).  The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided that the Indemnifying Party shall not enter into any settlement agreement without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed); provided further, that such consent shall not be required if (i) the settlement agreement contains a complete and unconditional general release by the third party asserting the claim to all Indemnified Parties affected by the claim and (ii) the settlement agreement does not contain any sanction or restriction upon the conduct of any business by the Indemnified Party or its Affiliates.  If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim against the Person asserting the Third Party Claim or any cross complaint against any Person.  The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 10.3(b), and the Indemnified Party shall bear its own costs and expenses with respect to such participation.

(c)

If the Indemnifying Party does not notify the Indemnified Party that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 10.3(b), then the Indemnified Party shall have the right to defend, and be reimbursed for its reasonable cost and expense (but only if the Indemnified Party is actually entitled to indemnification hereunder) in regard to the Third Party Claim with counsel selected by the Indemnified Party (who shall be reasonably satisfactory to the Indemnifying Party), by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnified Party.  In such circumstances, the Indemnified Party shall defend any such Third Party Claim in good faith and have full control of such defense and proceedings; provided, however, that the Indemnified Party may not enter into any compromise or settlement of such Third Party Claim if indemnification is to be sought hereunder, without the Indemnifying Party’s consent (which consent shall not be unreasonably withheld, conditioned or delayed).  The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 10.3(c), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

(d)

Any claim by an Indemnified Party on account of Losses that does not result from a Third Party Claim (a “Direct Claim”) will be asserted by giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later

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than 30 days after the Indemnified Party becomes aware of such Direct Claim.  Such notice by the Indemnified Party will describe the Direct Claim in reasonable detail, will include copies of all available material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of Damages that has been or may be sustained by the Indemnified Party.  The Indemnifying Party will have a period of five Business Days within which to respond in writing to such Direct Claim.  If the Indemnifying Party does not so respond within such five Business Day period, the Indemnifying Party will be deemed to have rejected such claim, in which event the Indemnified Party will be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

(e)

Any indemnification payment made pursuant to this Agreement shall be net of any insurance proceeds realized by and paid to the Indemnified Party in respect of such claim, and the amount of any Loss shall take into account any net Tax benefits attributable to the circumstance or event giving rise to such Loss.

10.4

Waiver of Other Representations

.

(a)

EXCEPT THOSE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NO PARTY NOR ANY OF ITS AFFILIATES OR REPRESENTATIVES HAS MADE OR IS MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE MEMBERS OF THE NOARK GROUP, THEIR RESPECTIVE BUSINESSES OR ANY OF THEIR ASSETS, LIABILITIES OR OPERATIONS, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR WITH RESPECT TO ANY FINANCIAL PROJECTIONS OR FORECASTS RELATING TO NOARK AND THE NOARK SUBSIDIARIES, AND ANY SUCH OTHER REPRESENTATION AND WARRANTIES ARE HEREBY DISCLAIMED.

(b)

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, SELLER’S DIRECT AND INDIRECT INTERESTS IN THE MEMBERS OF THE NOARK GROUP AND THEIR RESPECTIVE ASSETS, AND BUYER’S DIRECT OR INDIRECT INTEREST IN NOARK FINANCE ARE BEING TRANSFERRED THROUGH THE SALE OF THE SHARES AND THE MEMBERSHIP INTERESTS, RESPECTIVELY, “AS IS, WHERE IS, WITH ALL FAULTS,” AND SELLER, BUYER AND NOARK EXPRESSLY DISCLAIM ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE MEMBERS OF THE NOARK GROUP AND THEIR RESPECTIVE ASSETS OR THE PROSPECTS (FINANCIAL OR OTHERWISE), RISKS AND OTHER INCIDENTS OF SUCH MEMBERS OF THE NOARK GROUP AND THEIR RESPECTIVE ASSETS.

10.5

Exclusive Remedy and Release

.  The indemnification and remedies set forth in this Article X shall, from and after the Closing, constitute the sole and exclusive remedies of the Parties with respect to any breach of representation or warranty or non-performance, partial or total, of any covenant or agreement contained in this Agreement: provided, however, that nothing

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in this Section 10.5 shall prevent either Party from seeking injunctive or equitable relief in pursuit of its indemnification claims under this Article X.  Except with respect to claims identified in the previous sentence, each Party hereby waives, releases, acquits and forever discharges the other and NOARK, and their respective officers, directors, partners, employees or agents, or any other person acting on behalf of such other Party (or NOARK), of and from any and all claims, actions, causes of action, demands, rights, damages, costs, expenses, Losses or compensation whatsoever, whether direct or indirect, known or unknown, foreseen or unforeseen, which the first Party now has or may have or which may arise in the future directly or indirectly, including without limitation any of the foregoing that is from or relating to the possession, use, handling, management, disposal, investigation, remediation, cleanup or release of any Constituents of Concern or any Environmental Law applicable thereto.

ARTICLE XI
TERMINATION

11.1

Termination

.  At any time prior to the Closing, this Agreement may be terminated and the transactions contemplated hereby abandoned:

(a)

by the mutual consent of Buyer and Seller as evidenced in writing signed by each of Buyer and Seller;

(b)

by Buyer, if there has been a material breach by Seller of any representation, warranty or covenant contained in this Agreement that has prevented the satisfaction of any condition to the obligations of Buyer at the Closing and, if such breach is of a character that it is capable of being cured, such breach has not been cured by Seller within 30 days after written notice thereof from Buyer;

(c)

by Seller, if there has been a material breach by Buyer of any representation, warranty or covenant contained in this Agreement that has prevented the satisfaction of any condition to the obligations of Seller at the Closing and, if such breach is of a character that it is capable of being cured, such breach has not been cured by Buyer within 30 days after written notice thereof from Seller;

(d)

by either Buyer or Seller if any Governmental Authority having competent jurisdiction has issued a final, non-appealable order, decree, ruling or injunction (other than a temporary restraining order) or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; or

(e)

by either Buyer or Seller, if the transactions contemplated hereby have not been consummated by May 15, 2006; provided, however, that neither Buyer nor Seller will be entitled to terminate this Agreement pursuant to this Section 11.1(e) if such Person’s breach of this Agreement has prevented the consummation of the transactions contemplated by this Agreement.

11.2

Effect of Termination

.  If this Agreement is terminated under Section 11.1, all further obligations of the Parties under this Agreement will terminate without further liability or obligation of either Party to the other Parties hereunder; provided, however, that no Party will be

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released from liability hereunder if this Agreement is terminated and the transactions abandoned by reason of (a) failure of such Party to have performed its material obligations under this Agreement or (b) any material misrepresentation made by such Party of any matter set forth in this Agreement.  Nothing in this Section 11.2 will relieve any Party to this Agreement of liability for breach of this Agreement occurring prior to any termination, or for breach of any provision of this Agreement that specifically survives termination hereunder.  The Confidentiality Agreement shall not be affected by a termination of this Agreement.

ARTICLE XII
MISCELLANEOUS

12.1

Notices

.  All notices and other communications between the Parties shall be in writing and shall be deemed to have been duly given when (i) delivered in person, (ii) five days after posting in the United States mail having been sent registered or certified mail return receipt requested or (iii) delivered by telecopy and promptly confirmed by delivery in person or post as aforesaid in each case, with postage prepaid, addressed as follows:

(a)

If to Buyer, to:

Atlas Pipeline Partners, L.P.

1845 Walnut Street, Suite 1000

Philadelphia, PA  19103

Fax: (215) 546-4785

Attn:  Michael Staines

with a copy to:

Vinson & Elkins L.L.P.

1001 Fannin St., Suite 2300

Houston, TX  77002

Fax: (713) 615-5649

Attention:  Douglas S. Bland, Esq.

(b)

If to Seller, to:

Southwestern Energy Company

2350 N. Sam Houston Parkway East, Suite 300

Houston, Texas 77032

Fax: (281) 618-4820

Attn:  General Counsel

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Fax: (212) 225-3999

Attention:  Stephen H. Shalen

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or to such other address or addresses as the Parties may from time to time designate in writing.

12.2

Assignment

.  No Party shall assign this Agreement or any part hereof without the prior written consent of the other Party.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns; provided, however, that Buyer shall have the right to designate one or more Affiliates to take title to the Shares, but no such designation shall diminish or otherwise affect any of Buyer’s obligations under this Agreement.

12.3

Rights of Third Parties

.  Except for the provisions of Section 7.2(b) and Article X, which are intended to be enforceable by the Persons respectively referred to therein, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

12.4

Expenses

.  Except as otherwise expressly provided herein, each Party shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants.

12.5

Counterparts

.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any facsimile copies hereof or signature hereon shall, for all purposes, be deemed originals.

12.6

Entire Agreement

.  This Agreement (together with the Disclosure Schedule and exhibits to this Agreement) and the Confidentiality Agreement constitute the entire agreement among the Parties and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

12.7

Disclosure Schedule

.  Unless the context otherwise requires, all capitalized terms used in the Disclosure Schedule shall have the respective meanings assigned in this Agreement.  No reference to or disclosure of any item or other matter in the Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in the Disclosure Schedule.  No disclosure in the Disclosure Schedule relating to any possible breach or violation of any agreement or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. Each disclosure in the Disclosure Schedule shall be deemed to qualify all representations and warranties of Seller notwithstanding the lack of a specific cross-reference.

12.8

Acknowledgment by Buyer

.  BUYER HAS NOT RELIED ON ANY REPRESENTATION OR WARRANTY FROM SELLER OR ANY OF ITS RESPECTIVE AFFILIATES, EXCEPT AS SET FORTH IN THIS AGREEMENT.

12.9

Amendments

.  This Agreement may be amended or modified in whole or in part, and terms and conditions may be waived, only by a duly authorized agreement in writing which makes reference to this Agreement executed by each Party.

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12.10

Publicity

.  All press releases or other public communications of any nature whatsoever relating to the transactions contemplated by this Agreement, and the method of the release for publication thereof, shall be subject to the prior written consent of Buyer and Seller, which consent shall not be unreasonably withheld, conditioned or delayed by such Party; provided, however, that nothing herein shall prevent a Party from publishing such press releases or other public communications as is necessary to satisfy such Party’s obligations at Law or under the rules of any stock or commodities exchange after consultation with the other Party.

12.11

Severability

.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect.  The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties to the greatest extent legally permissible.

12.12

Governing Law; Jurisdiction

.

(a)

This Agreement shall be governed and construed in accordance with the Laws of the State of Texas, without regard to the Laws that might be applicable under conflicts of laws principles.

(b)

The Parties agree that the appropriate, exclusive and convenient forum for any disputes between any of the Parties hereto arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Harris County, Texas, and each of the Parties hereto irrevocably submits to the jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Agreement.  The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.  The Parties further agree, to the extent permitted by Law, that a final and nonappealable judgment against a Party in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.  Except to the extent that a different determination or finding is mandated due to the applicable law being that of a different jurisdiction, the Parties agree that all judicial determinations or findings by a state or federal court in Texas with respect to any matter under this Agreement shall be binding.

(c)

To the extent that any Party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each such party hereby irrevocably (i) waives such immunity in respect of its obligations with respect to this Agreement and (ii) submits to the personal jurisdiction of any court described in Section 12.12(b).

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IN WITNESS WHEREOF this Agreement has been duly executed and delivered by each Party as of the date first above written.

SELLER:

SOUTHWESTERN ENERGY COMPANY

By:  /s/  Greg D. Kerley

Name:  Greg D. Kerley
Title:  Executive Vice President & Chief Financial Officer

BUYER:

ATLAS PIPELINE PARTNERS, L.P.

By:    Atlas Pipeline Partners GP, LLC,
its General Partner

By:  /s/  Michael Staines

Name:  Michael Staines
Title:  President

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Disclosure Schedule - 1